EXHIBIT 10.12
CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
AMENDMENT NO. 2
to the
LICENSE AGREEMENT
dated as of March 31, 2004
     THIS AMENDMENT NO. 2 (the “AMENDMENT NO. 2”), dated and effective as of the 27th day of July, 2006, to that certain LICENSE AGREEMENT dated as of March 31, 2004, as amended by that certain AMENDMENT NO. 1 dated as of December 22, 2004 (collectively referred to herein as the “LICENSE AGREEMENT”), by and between DUKE UNIVERSITY, a nonprofit educational and research institution organized under the laws of North Carolina (“DUKE”), and OREXIGEN THERAPEUTICS, INC., a Delaware corporation (hereinafter “OREXIGEN”). Unless otherwise defined herein, capitalized terms used but not defined herein shall have the meaning set forth in the AGREEMENT, and the AGREEMENT shall be amended to incorporate any additional definitions provided for in this AMENDMENT NO. 2, including definitions in the recitals hereto.
     WHEREAS, the parties desire to amend the LICENSE AGREEMENT to include additional patent applications as “OREXIGEN PATENT RIGHTS” under the LICENSE AGREEMENT, and to provide a complete list of “DUKE PATENT RIGHTS” as of the date of this AMENDMENT NO. 2;
     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:
     1. Amendment of Section 1.05.
1.05	“DUKE PATENT RIGHTS” shall mean the patents, patent applications listed in APPENDIX A (including those patent applications referred to in APPENDIX A as “INITIAL DUKE PATENT APPLICATIONS”), together with all divisionals, continuations, continuations-in-part (but only to the extent that the subject matter of each such continuation-in-part is described in and enabled by the disclosure of said INITIAL DUKE PATENT APPLICATIONS), re-examinations, reissues, substitutions, or extensions thereof and patents issuing therefrom in the United States and non-U.S. jurisdictions. Notwithstanding the foregoing or anything else to the contrary in this AGREEMENT, DUKE PATENT RIGHTS shall not include those patents and/or patent applications which, during the term of this agreement, cease to be DUKE PATENT RIGHTS pursuant to Section 6.01 or Section 6.03. It is understood and agreed that subject matter that is PATENTABLY DISTINCT defined below) from the subject matter described within the INITIAL DUKE PATENT APPLICATIONS is not within the scope of the DUKE PATENT RIGHTS even though that PATENTABLY DISTINCT subject matter may fall within one or more claims of said INITIAL DUKE PATENT APPLICATIONS. PATENTABLY DISTINCT improvements relating to the subject matter of INITIAL DUKE PATENT APPLICATIONS shall not be considered DUKE PATENT RIGHTS. As used herein, “PATENTABLY

DISTINCT” subject matter is subject matter that is novel and unobvious over subject matter described within INITIAL DUKE PATENT APPLICATIONS.
     2. Amendment of Section 1.12.
1.12	“OREXIGEN PATENT RIGHTS” shall mean the patent applications listed on APPENDIX H hereto (including the OREXIGEN PROVISIONAL), as well as any patents hereafter issuing from such applications, together with all divisions, continuations, continuations-in-part (but only to the extent that the subject matter of each such continuation-in-part application is described in and enabled by the disclosure of said patent applications or other related patent applications owned, in part or in whole by OREXIGEN, for which Dr. Gadde and/or Dr. Krishnan is/are an inventor/inventors in accordance with appertaining patent law/regulations as a result of inventive contributions made in his/her position as an employee/employees of DUKE), re-examinations, reissues, substitutions, or extensions thereof and patent issuing therefrom in the United States and non-U.S. jurisdictions.
     3. Extent of Amendment. Except as amended hereby, all provisions of the LICENSE AGREEMENT shall remain in full force and effect.
     4. Counterparts. This AMENDMENT NO. 2 may be executed in a number of identical counterparts, each of which for all purposes is to be deemed an original.
     IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT NO. 2 on the dates set forth below.

DUKE UNIVERSITY		OREXIGEN THERAPEUTICS, INC.

By:	/s/ Robert L. Taber	By:	/s/ Gary D. Tollefson
	Robert L. Taber, Ph.D.		Gary D. Tollefson, M.D., Ph.D.
	Vice Chancellor, Science and Technology Development		President and Chief Executive Officer

Date: 07/27/06		Date: 07/27/06

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APPENDIX A
DUKE PATENT RIGHTS
U.S. APPLICATIONS
[***]
[***]
[***]
PCT APPLICATIONS
[***]
INTERNATIONAL APPLICATIONS
[***]
[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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APPENDIX B
OREXIGEN PATENT RIGHTS
U.S. APPLICATIONS
[***]
PCT APPLICATIONS
[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

2

INTERNATIONAL APPLICATIONS
[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

3